   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 17, 1998

                                                     REGISTRATION NO. 333-59543
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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                ---------------

                        POST-EFFECTIVE AMENDMENT NO. 2
                                      TO
                                   FORM S-3
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                                ---------------

                                FMC CORPORATION
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

               DELAWARE                              94-0479804
     (STATE OR OTHER JURISDICTION                 (I.R.S. EMPLOYER
   OF INCORPORATION OR ORGANIZATION)             IDENTIFICATION NO.)

                            200 EAST RANDOLPH DRIVE
                            CHICAGO, ILLINOIS 60601
                                (312) 861-6000
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                                ---------------

                                J. PAUL MCGRATH
        SENIOR VICE PRESIDENT, GENERAL COUNSEL AND CORPORATE SECRETARY
                                FMC CORPORATION
                            200 EAST RANDOLPH DRIVE
                            CHICAGO, ILLINOIS 60601
                                (312) 861-6000
(NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)

                                  COPIES TO:
            STEVEN J. GAVIN                       DAVID A. SCHUETTE
           WINSTON & STRAWN                     MAYER, BROWN & PLATT
         35 WEST WACKER DRIVE                 190 SOUTH LASALLE STREET
        CHICAGO, ILLINOIS 60601                CHICAGO, ILLINOIS 60603
            (312) 558-5600                         (312) 782-0600

                                ---------------

  APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: From time to time after the effective date of this Registration Statement as the Registrant shall determine.

  If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [_]

  If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [X]

  If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

  If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

  If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]

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

                                    PART II

                    INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 14. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

  The following table sets forth the costs and expenses payable by the Company, except any underwriters' fees and expenses, in connection with the sale of the Offered Securities being registered hereby. All of the amounts shown are estimated, except the Securities and Exchange Commission registration fee.

      Securities and Exchange Commission registration fee............. $100,300
      Blue sky fees and expenses......................................    5,000
      Accounting fees and expenses....................................   50,000
      Legal fees and expenses.........................................  100,000
      Printing expenses...............................................  100,000
      Rating agency fees..............................................  150,000
      Trustee's fees and expenses.....................................   10,000
      Miscellaneous...................................................   84,700
                                                                       --------
          Total....................................................... $600,000
                                                                       ========

ITEM 15. INDEMNIFICATION OF DIRECTORS AND OFFICERS

  The Company is a Delaware corporation. Reference is made to Section 145 of the Delaware General Corporation Law, as amended (the "GCL"), which provides that a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of such corporation), by reason of the fact that such person is or was a director, officer, employee or agent of the corporation, or is or was serving at its request in such capacity of another corporation or business organization against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interest of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe that such person's conduct was unlawful. A Delaware corporation may indemnify officers and directors in an action by or in the right of a corporation under the same conditions, except that no indemnification is permitted without judicial approval if the officer or director is adjudged to be liable to the corporation. Where an officer or director is successful on the merits or otherwise in the defense of any action referred to above, the corporation must indemnify him against the expenses that such officer or director actually and reasonably incurred.

  Article XI of the Company's Restated By-laws provides that the Company shall indemnify its directors and officers to the full extent permitted by Section 145 of the GCL.

  The Company's Restated Certificate of Incorporation provides that the Company's directors will not be personally liable to the Company or its stockholders for monetary damages resulting from breaches of their fiduciary duty as directors, except (a) for any breach of the directors' duty of loyalty to the Company or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law,
(c) for unlawful payments of dividends or unlawful stock repurchases or redemptions as provided in Section 174 of the GCL or (d) for transactions from which directors derive improper personal benefit.

  Under the terms of the Equity Underwriting Agreement and the Debt Underwriting Agreement filed as exhibits hereto, directors, certain officers and controlling persons of the Company are entitled to indemnification under certain circumstances including proceedings under the Securities Act of 1933 and the Securities Exchange Act of 1934.

  The Company maintains directors' and officers' liability insurance coverage.

ITEM 16. EXHIBITS

  A list of exhibits included as part of this Registration Statement is set forth in the Exhibit Index which immediately precedes such exhibits and is incorporated herein by reference.

ITEM 17. UNDERTAKINGS

  The Company hereby undertakes:

    (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

      (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933 (the "Securities Act");

      (ii) To reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement; and

      (iii) To include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement;

  provided, however, that paragraphs (i) and (ii) above do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Company pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act") that are incorporated by reference in this Registration Statement.

    (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

    (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

    (4) That, for purposes of determining any liability under the Securities Act, each filing of the Company's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

    (5) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Company pursuant to the provisions described in Item 15 (other than the provisions relating to insurance), or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                  SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, FMC CORPORATION CERTIFIES THAT IT HAS REASONABLE GROUNDS TO BELIEVE THAT IT MEETS ALL OF THE REQUIREMENTS FOR FILING ON FORM S-3 AND HAS DULY CAUSED THIS POST-EFFECTIVE AMENDMENT NO. 2 TO REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF CHICAGO, STATE OF ILLINOIS, ON NOVEMBER 17, 1998.

                                          FMC Corporation

                                                /s/ Michael J. Callahan
                                          By: _________________________________
                                          Name: Michael J. Callahan
                                          Title:  Executive Vice President and
                                               Chief Financial Officer
                                               (Principal Financial Officer)

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS POST-EFFECTIVE AMENDMENT NO. 2 TO REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED:

             SIGNATURE                           TITLE                    DATE
             ---------                           -----                    ----


                 *                   Chairman of the Board, Chief  November 17, 1998
____________________________________  Executive Officer and
           Robert N. Burt             Director
                                      (Principal Executive
                                      Officer)

                 *                   President and Director        November 17, 1998
____________________________________
           Larry D. Brady

     /s/  Michael J. Callahan        Executive Vice President and  November 17, 1998
____________________________________  Chief Financial Officer
        Michael J. Callahan           (Principal Financial
                                      Officer)

                 *                   Vice President and            November 17, 1998
____________________________________  Controller (Principal
          Ronald D. Mambu             Accounting Officer)

                 *                             Director            November 17, 1998
____________________________________
       B.A. Bridgewater, Jr.


                 *                             Director            November 17, 1998
____________________________________
        Patricia A. Buffler

                 *                             Director            November 17, 1998
____________________________________
         Albert J. Costello

                 *                             Director            November 17, 1998
____________________________________
        Paul L. Davies, Jr.

             SIGNATURE                           TITLE                    DATE
             ---------                           -----                    ----

                 *                             Director            November 17, 1998
____________________________________
      Jean A. Francois-Poncet

                 *                             Director            November 17, 1998
____________________________________
          Edward C. Meyer

                 *                             Director            November 17, 1998
____________________________________
          Edward J. Mooney

                 *                             Director            November 17, 1998
____________________________________
         William F. Reilly

                 *                             Director            November 17, 1998
____________________________________
         James R. Thompson

                 *                             Director            November 17, 1998
____________________________________
          Clayton Yeutter

*By: /s/ Michael J. Callahan
____________________________________
Michael J. Callahan,
Attorney-in-Fact

                                 EXHIBIT INDEX

 EXHIBIT
 NUMBER                                DESCRIPTION
 -------                               -----------
   1.1   Form of Equity Underwriting Agreement, as filed with the Securities and Exchange Commission on September 7, 1995 as Exhibit 1.1 to the
         Company's Registration Statement on Form S-3 (Registration No. 33-
         62415) and incorporated herein by reference.
   1.2   Form of Debt Underwriting Agreement, as filed with the Securities and
         Exchange Commission on September 7, 1995 as Exhibit 1.2 to the
         Company's Registration Statement on Form S-3 (Registration No. 33-
         62415) and incorporated herein by reference.
   1.3   U.S. Distribution Agreement dated November 12, 1998 between the
         Company and Morgan Stanley & Co. Incorporated, J.P. Morgan Securities
         Inc. and Salomon Smith Barney Inc.
   4.1   Restated Certificate of Incorporation of the Company.*
   4.2   Restated By-Laws of the Company, amended as of February 20, 1998, as filed with the Securities and Exchange Commission on March 18, 1998 as
         Exhibit 3.3 to the Company's Form 10-K for the fiscal year ended
         December 31, 1997 (File No. 1-02376) and incorporated herein by reference.
   4.3   Amended and Restated Rights Agreement dated as of February 19, 1988 between the Company and Harris Trust and Savings Bank, as filed with the Securities and Exchange Commission on March 25, 1993 as Exhibit 4
         to the Company's Form SE (File No. 1-02376) and incorporated herein by reference.
   4.4   Amendment to Amended and Restated Rights Agreement dated February 9,
         1996, as filed with the Securities and Exchange Commission on February
         12, 1996 as Exhibit 1 to the Company's Form 8-K (File No. 1-02376) and
         incorporated herein by reference.
   4.5   Indenture dated as of July 1, 1996 between the Company and Harris
         Trust and Savings Bank, as Trustee, as filed with the Securities and
         Exchange Commission on January 27, 1997 as Exhibit 4-a to the
         Company's Form 8-K (File No. 1-02376) and incorporated herein by reference.
   4.6   Form of Subordinated Indenture between the Company and Harris Trust and Savings Bank, as Trustee, as filed with the Securities and
         Exchange Commission on September 7, 1995 as Exhibit 4.6 to the
         Company's Registration Statement on Form S-3 (Registration No. 33-
         62415) and incorporated herein by reference.
   4.7   Form of Standard Stock Warrant Provisions, as filed with the
         Securities and Exchange Commission on September 7, 1995 as Exhibit 4.7
         to the Company's Registration Statement on Form S-3 (Registration No.
         33-62415) and incorporated herein by reference.
   4.8   Form of Standard Debt Warrant Provisions, as filed with the Securities and Exchange Commission on September 7, 1995 as Exhibit 4.8 to the
         Company's Registration Statement on Form S-3 (Registration No. 33-
         62415) and incorporated herein by reference.
   5.1   Opinion of Winston & Strawn.*
  12.1   Statement regarding Computation of Ratios of Earnings to Fixed
         Charges.*
  15.1   Letter from KPMG Peat Marwick LLP regarding Unaudited Interim
         Financial Information.*
  23.1   Consent of KPMG Peat Marwick LLP.*
  23.2   Consent of Winston & Strawn (included in its opinion previously filed as Exhibit 5.1).*
  24.1   Powers of Attorney.*
  25.1   Statement of Eligibility of Trustee on Form T-1 for Harris Trust and
         Savings Bank.*

--------
*Previously filed.